UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

October 31, 2008
___________________________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

4901 Zambrano Street,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 726-0297
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, our ability to profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

Effective October 31, 2008, the Registrant entered into a Joint Venture Agreement (the “Agreement”) with Headgear, Inc. pursuant to which the Registrant and Headgear formed a limited liability company named “Blue Holdings Headgear JV LLC” (the “JV”) to act as the distributor of the Registrant’s apparel lines within the United States.  Previously, Headgear had advanced $500,000 to the Registrant to finance the initial order of merchandise and the Registrant had issued to Headgear its $500,000 promissory note to evidence the advance.  Pursuant to the Agreement, Headgear advanced an additional $250,000 to the Registrant and will advance an additional $1,000,000 to the registrant over the next four months.  Such $1,250,000 may be used by the Registrant as working capital and is to be repaid out of the Registrant’s portion of the operating profits of the JV.

The JV will act as the distributor of the Registrant’s product lines under the brands “Taverniti,” “Antik” and “Yanuk” within the United States.  The JV will be financed by Headgear.  The Registrant and Headgear will each own 50% of the equity of the JV.  It is anticipated that initially the JV will market the Registrant’s products to all of the current customers of the Registrant and Headgear. In addition to products developed by the Registrant, the JV will also distribute non-denim products developed by Headgear for distribution by the JV under the Taverniti, Antik and Yanuk brands.  The Registrant will continue to source the denim products bearing its brands to be sold by the JV and will sell such products to the JV at a discount from their regular wholesale prices.  Likewise, Headgear will source the non-denim products developed by it for sale by the JV and sell such products to the JV at a discount from their regular wholesale prices.

The JV will have the right to enter into licenses for the sale within the US of products under the Registrant’s brands for which it is acting as distributor.  The license fees will be split equally between the Registrant and the JV.

Concurrently with the effectiveness of the Agreement, the Registrant, Headgear and Paul Guez entered into an Ancillary Agreement (the “Ancillary Agreement”) with respect to certain other matters related to the formation of the JV and the operations of the Registrant. Pursuant to the Ancillary Agreement Mr. Guez and his affiliates are to convert the 1,000,000 shares of Series A Preferred Stock of the Registrant they currently hold into 4,623,589 shares of the Registrant’s Common Stock.   The Ancillary Agreement further provides that Mr. Guez and his affiliates are to deposit into escrow 10,415,975 shares of the Registrant’s common stock and 707,916 warrants to purchase the Common Stock of the Registrant currently held by them (collectively, the “Escrowed Securities”).  If (a) the JV achieves (i) sales during the twelve months ended June 30, 2010, equal to or greater than 150% of the full price sales revenue of the Registrant during the year ended December 31, 2008, and  (ii) a net profit of $1.5 million, (b) Headgear becomes a co-guarantor along with Mr. Guez of the Registrant’s obligations to its factor or Mr. Guez is relieved of his personal guaranty to the Registrant’s factor , (c) neither the Registrant nor Headgear defaults in any of its material obligations under the Agreement or the Operating Agreement of the JV, and (d) certain other conditions are met, the Escrowed Securities will be delivered to Headgear.  In addition, if the Escrowed Securities are delivered to Headgear and Mr. Guez shall exercise his right to convert any of the Registrant’s 8% Senior Secured Convertible Promissory Note in the principal amount of $1,618,093 into shares of the Registrant’s Common Stock, Headgear shall have the right to purchase one-half of such shares from Mr. Guez at the conversion price.

As consideration for their entry into the Ancillary Agreement, the Company issued to Headgear an option to purchase 10 million shares of its Common Stock at 25 cents per share and to Mr. Guez an option to purchase 3 million shares of its Common Stock at 25 cents per share, provided that both options may only be exercised if the Escrowed Securities are released to Headgear as described above.

Pursuant to the Ancillary Agreement Mr. Guez assigned his 60% membership interest in Taverniti Holdings, LLC, the entity that owns the “Taverniti so jeans” brand to the Registrant.  The assignment of such interest is to be effective upon the release of the Escrowed Securities to Headgear and requires receipt of the approval of such transfer by Jimmy Taverniti, the other member of Taverniti Holdings LLC.  Mr. Guez also assigned to the Registrant all revenues and distributions to be derived from his interest in Taverniti Holdings pending receipt of the consent of Mr. Taverniti and release of the Escrowed Securities. In consideration for such assignments, effective upon the release of the Escrowed Securities to Headgear, Mr. Guez is to receive 5 million shares of the Registrant’s Common Stock.   In addition, Mr. Guez, effective upon the release of the Escrowed Securities to Headgear, assigned his interest in the Yanuk brand to the Registrant, along with all revenues and distributions to be derived from the Yanuk brand pending completion of the assignment of the brand to the Registrant, except that Mr. Guez retained the right to all revenues derived from the brand outside the United States.  In consideration for such assignments of the Yanuk brand, effective upon the release of the Escrowed Securities to Headgear, Mr. Guez is to receive 2 million shares of the Registrant’s Common Stock.

In addition to the rights and obligations described above, the Ancillary Agreement provides that if the Escrowed Securities are released to Headgear and certain other conditions are satisfied, than no later than January 2, 2011, for no additional consideration, the operations of the JV shall be merged or consolidated into the Registrant.  Pending such merger, Headgear shall have the right to appoint one individual to the Board of Directors of the Registrant.

 Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.1	Form of Promissory Note in favor of Headgear, Inc.
10.2	Joint Venture Agreement among the Registrant, Headgear, Inc. and Paul Guez
10.3	Ancillary Agreement among the Registrant, Headgear, Inc. and Paul Guez
10.4	Operating Agreement of Blue Holdings Headgear JV LLC between the Registrant and Headgear, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Holdings, Inc.

Date: November 4, 2008	By:	/s/ Glenn S. Palmer
Glenn S. Palmer
Chief Executive Officer